UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 24, 2005

AmeriCredit Corp.

(Exact name of registrant as specified in its charter)

Texas	1-10667	75-2291093
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

801 Cherry Street, Suite 3900, Fort Worth, Texas 76102

(Address of principal executive offices, including Zip Code)

(817) 302-7000

(Registrant’s telephone number, including area code)

(Not Applicable)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. Results of Operations and Financial Condition

On January 24, 2005, AmeriCredit Corp. (the “Company”) issued a press release announcing the results of operations for the quarter ended December 31, 2004. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The Company will conduct its quarterly conference call January 24, 2004 at 5:30 p.m. Interested persons may register to listen to the call at the Company’s website, www.americredit.com, under “Investors,” “Conference Calls.” The call will also be available on demand at this website.

This information furnished in this Item 2.02, including the Exhibit attached hereto, is being furnished shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

ITEM	5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On January 24, 2005, the Company also announced changes in the appointment of principal executive officers of the Company. A copy of the press release announcing these changes is attached and filed with this Current Report on Form 8-K as Exhibit 99.2.

Mark Floyd has been appointed as the Company’s Chief Operating Officer – Servicing. Mr. Floyd has been Chief Operating Officer since 2003 and from 2001 to 2003 was President of the Company’s Dealer Services segment. He served as a senior officer in Dealer Services from 1997 to 2001 developing strategic alliance relationships and directing branch network operations. Prior to joining the company, Mr. Floyd served in senior management positions for 18 years in the financial services industry. A copy of the employment agreement between the Company and Mr. Floyd is set forth as Exhibit 10.7 to the Company’s Annual Report on Form 10-K for the year ended June 30, 2003, filed by the Company with the Securities and Exchange Commission.

Preston A. Miller has been appointed to the position of Chief Operating Officer – Originations. Mr. Miller has been Chief Financial Officer and Treasurer since 2003 and prior to that appointment he was AmeriCredit’s Treasurer from 1996 to 2003 and served as Controller from 1989 to 1996. Prior to joining the Company, he was an auditor with Coopers & Lybrand. Mr. Miller is a Certified Public Accountant. A copy of the employment agreement and an amendment to the employment agreement between the Company and Mr. Miller are set forth as Exhibits 10.8 and 10.8.1, respectively, to the Company’s Annual Report on Form 10-K for the year ended June 30, 2002, filed by the Company with the Securities and Exchange Commission.

Chris A. Choate has been appointed to the position of Executive Vice President, Chief Financial Officer and Treasurer. Prior to that appointment, Mr. Choate, who is an attorney and an accountant, served as Executive Vice President, Chief Legal Officer and Secretary of the Company since 1999. He served as General Counsel and Secretary from 1993 to 1999 after joining AmeriCredit as Assistant General Counsel in 1991. Prior to joining the Company, Mr. Choate was with the law firm of Jones, Day, Reavis and Pogue in Dallas, Texas. A copy of the employment agreement and an amendment to the employment agreement between the Company and Mr. Choate is set forth as Exhibit 10.6 to the Company’s Annual Report on Form 10-K for the year ended June 30, 2003, filed by the Company with the Securities and Exchange Commission.

ITEM 9.01. Financial Statements and Exhibits

(c)	Exhibits

Exhibit No.	Description of Exhibit
99.1	Press Release dated January 24, 2005, entitled “AmeriCredit Reports Second Quarter Operating Results”

99.2	Press Release dated January 24, 2005, entitled “AmeriCredit Realigns Executive Leadership Team Responsibilities”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AmeriCredit Corp.
(Registrant)

Date: January 24, 2005	By:	/s/ PRESTON A. MILLER
Preston A. Miller
Executive Vice President, Chief Financial Officer and Treasurer

INDEX TO EXHIBITS

Exhibit No.	Exhibit
99.1	Press Release dated January 24, 2005, entitled “AmeriCredit Reports Second Quarter Operating Results”

99.2	Press Release dated January 24, 2005, entitled “AmeriCredit Realigns Executive Leadership Team Responsibilities”